EXHIBIT 10


                          EIGHTH AMENDMENT AGREEMENT
                          --------------------------

              AGREEMENT, made as of June 3, 1999, among TRANS-LUX CORPORATION, a Delaware corporation, TRANS-LUX DISPLAY CORPORATION, a Delaware corporation, TRANS-LUX MONTEZUMA CORPORATION, a New Mexico corporation, INTEGRATED SYSTEMS ENGINEERING, INC., a Utah corporation, and FIRST UNION NATIONAL BANK, a national banking association.

                                 Background
                                 ----------

              A. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Credit Agreement dated as of August 28, 1995, among Trans-Lux Corporation, Trans-Lux Consulting Corporation, Trans-Lux Sign Corporation, Trans-Lux Montezuma Corporation, Integrated Systems Engineering, Inc., and First Fidelity Bank of Connecticut (predecessor in interest to First Union National Bank) (as amended, modified or supplemented from time to time, the "Credit Agreement").

              B. TLX and ISE have entered into the Loan Agreement (the "Bond Loan Agreement") dated as of May 1, 1999 between TLX, ISE and the City of Logan, Utah (the "Issuer") in connection with the issuance of the maximum aggregate amount of $3,385,000 Variable Rate Demand/Fixed Rate Tax-Exempt Revenue Bonds (Integrated Systems Engineering, Inc. Project), Series 1999A (the "Tax-Exempt Bonds") and ISE has entered into an Indenture covering $1,440,000 Taxable Variable Rate Demand/Fixed Rate Revenue Bonds (Integrated Systems Engineering, Inc.), Series 1999B (the "Taxable Bonds" and together with the Tax-Exempt Bonds, the "Bonds").

              C. The proceeds of the Bonds will be used to finance the construction of a manufacturing and office facility for ISE in Logan, Utah (the "Project").

              D. Pursuant to the Bond Loan Agreement, ISE is obligated to pay principal and interest on the Tax-Exempt Bonds and TLX and ISE have arranged for the issuance by First Union National Bank of certain letters of credit (the "Bond L/Cs") for the account of TLX and ISE, and for the benefit of the Trustee, to provide for payments in connection with the Bonds.

              E. The Borrowers have requested that the Lender amend certain covenants and conditions contained in the Credit Agreement to allow for the Obligations of the Borrowers in connection with the issuance of the Bonds.

                                 Agreement
                                 ---------

              In consideration of the foregoing Background, which is incorporated by reference, the parties, intending to be legally bound, agree as follows:

              1. Modifications to Credit Agreement. All of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect except as follows:

                      (a) The following definition of "Bonds" is hereby added to Annex "A" to the Credit Agreement following the definition of "Base Rate":

                              "Bonds"  shall mean the Tax-Exempt Bonds and the
                      Taxable Bonds.

                      (b) The following definition of Indenture is hereby added to Annex A to the Credit Agreement following the definition of "Indemnified Person":

                              "Indentures" shall mean the Tax-Exempt Indenture
                      and the Taxable Indenture.

                      (c) The definition of "Obligations" contained in Annex A to the Credit Agreement is deleted and the following is substituted therefor:

                              "Obligations" shall mean all loans, advances,
                      debts, liabilities and obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by Borrowers to Lender, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under any of the Loan Documents or arising under the Reimbursement Agreement in connection with the Bonds issued pursuant to the Indentures and shall include, without limitation, all principal, interest (including, without limitation, interest which accrues after the commencement of any case or proceeding referred to in Section 8.01(g) or (h)), all Fees, Charges (paid by Lender), expenses, attorneys' fees and any other sum chargeable to Borrowers under any of the Loan Documents and all obligations under a "swap agreement" (as that term is defined in 11 U.S.C. S101(ss)), including, without limitation, the Swap Agreement.

                      (d) The following definition of "Reimbursement Agreement" is hereby added to Annex A to the Credit Agreement following the definition of "Regulatory Change":

                              "Reimbursement Agreement" shall mean the
                      Reimbursement Agreement dated as of June 3, 1999 between each of TLX and ISE and the Lender.

                      (e) The following definitions are added to Annex A to the Credit Agreement following the definition of "Taxes":

                              "Tax-Exempt Bonds" shall mean the Variable Rate
                      Demand/Fixed Rate Tax-Exempt Revenue Bonds (Integrated Systems Engineering, Inc. Project) Series 1999A, issued by the City of Logan, Utah pursuant to the Tax-Exempt Indenture.

                              "Tax-Exempt Indenture" shall mean the Indenture of
                      Trust dated as of May 1, 1999, between the City of Logan, Utah and Lender, as trustee, pursuant to which the Tax-Exempt Bonds were issued.

                              "Taxable Bonds" shall mean the Taxable Variable
                      Rate Demand/Fixed Rate Revenue Bonds (Integrated Systems Engineering, Inc. Project) Series 1999B, issued by ISE pursuant to the Taxable Indenture.

                              "Taxable Indenture" shall mean the Indenture of
                      Trust dated as of May 1, 1999, between ISE and Lender, as trustee, pursuant to which the Taxable Bonds were issued.

                      (f) Annex D to the Credit Agreement is deleted and Annex D attached hereto is substituted therefor.

              2. Conditions Precedent. The obligation of the Lender under this Agreement is subject to the receipt and review, to the satisfaction of the Lender, of the following:

                      (a) Amendment Agreement. This Agreement duly executed by the parties hereto; and

                      (b) Other. Such other agreements as the Lender shall require.

              4. Reaffirmation by the Borrowers. The Borrowers acknowledge that each is legally, validly and enforceably jointly and severally indebted to the Lender under the Notes, and each of TLX and ISE is legally, validly and enforceably jointly and severally indebted to the Lender under the Reimbursement Agreement, without defense, counterclaim or offset, and that each, as the case may be, is legally, validly and enforceably liable to the Lender for all costs and expenses of collection and reasonable attorneys' fees related to or in any way arising out of this Agreement, the Notes, the Credit Agreement, the Reimbursement Agreement and the other Loan Documents. The Borrowers hereby restate and agree to be bound by all covenants contained in the Credit Agreement, the Reimbursement Agreement and the other Loan Documents and reaffirm that all of the representations and warranties contained in the Credit Agreement, the Reimbursement Agreement and the other Loan Documents remain true and correct in all material respects with the exception that the financial statements described therein are deemed true as of the date made. The Borrowers represent that except as set forth in the Credit Agreement, the Reimbursement Agreement and the other Loan Documents, there are no pending, or to each Borrower's knowledge threatened, legal proceedings to which any of the Borrowers or any of the Guarantors is a party which materially and adversely affect the transactions contemplated by this Agreement or the ability of the Borrowers or any of the Guarantors to conduct its business on a consolidated basis. The Borrowers and the Guarantors acknowledge and represent that the resolutions of each dated July 27, 1995 (except for resolutions of Trans-Lux Midwest Corporation which are dated February 13, 1997) and the resolutions of TLX and ISE dated May 27, 1999, remain in full force and effect and have not been modified, amended, rescinded or otherwise abrogated.

              5. Reaffirmation by the Guarantors. The Guarantors acknowledge that each is legally and validly indebted to the Lender under the Guaranty of each without defense, counterclaim or offset, and affirms that each Guaranty remains in full force and effect and includes, without limitation, the indebtedness, liabilities and obligations arising under or in any way connected with the Loans, the Reimbursement Agreement, this Agreement and the other Loan Documents, whether now existing or hereafter arising.

              6. Reaffirmation re: Collateral. The Borrowers and the Guarantors reaffirm the liens, security interests and pledges granted to the Lender pursuant to the Loan Documents to secure the obligations of each thereunder.

              7. Other Representations by Borrower and Guarantors. Each of the Borrowers and the Guarantors represents and confirms that (a) no Event of Default has occurred and is continuing and that the Lender has not given its consent to or waived any Default or Event of Default and (b) the Credit Agreement and the other Loan Documents are in full force and effect and enforceable against the Borrowers and the Guarantors in accordance with the terms thereof. Each of the Borrowers and Guarantors represents and confirms that as of the date hereof, each has no claim or defense (and each of the Borrowers and the Guarantors hereby waives every claim and defense as of the date hereof) against the Lender arising out of or relating to the Credit Agreement, this Agreement and the other Loan Documents or the making, administration or enforcement of the Loans and the remedies provided for under the Loan Documents.

              8. No Waiver by Lender. Each of the Borrowers and the Guarantors acknowledges that (a) by execution of this Agreement, the Lender is not waiving any Default, whether now existing or hereafter occurring, disclosed or undisclosed, by the Borrower or the Guarantors under the Loan Documents and
(b) the Lender reserves all rights and remedies available to it under the Loan Documents and otherwise.

              9. Prejudgment Remedy Waiver; Waivers. EACH OF THE BORROWERS AND THE GUARANTORS ACKNOWLEDGES THAT THE LOANS AND THE TRANSACTIONS EVIDENCED BY THE NOTES, THE CREDIT AGREEMENT, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE COMMERCIAL TRANSACTIONS AND EACH WAIVES ITS RIGHTS TO NOTICE AND HEARING PRIOR TO THE ISSUANCE OF ANY PREJUDGMENT REMEDY, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE LENDER MAY DESIRE TO USE, AND FURTHER WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF ANY RENEWALS OR EXTENSIONS. EACH OF THE BORROWERS AND THE GUARANTORS ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, WILLINGLY, VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

              10. Jury Trial Waiver. EACH OF THE BORROWERS AND THE GUARANTORS WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH, OR IN ANY WAY RELATED TO, THE FINANCING TRANSACTIONS OF WHICH THE NOTES, THE CREDIT AGREEMENT, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS IS A PART OR THE ENFORCEMENT OF ANY OF THE LENDER'S RIGHTS. EACH OF THE BORROWERS AND THE GUARANTORS ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, WILLINGLY, VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

              11.     Miscellaneous.

                      (a) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                      (b) This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with, the law of the State of Connecticut.

                      (c) This Agreement shall be deemed a Loan Document under the Credit Agreement for all purposes.

              The parties have executed this Agreement as of the date first written above.

                                       BORROWERS:
                                       ---------

                                       TRANS-LUX CORPORATION

                                       By  /s/ Victor Liss
                                         --------------------------------------
                                         Victor Liss
                                         Title: President

                                       By  /s/ Angela  Toppi
                                         --------------------------------------
                                         Angela Toppi
                                         Title: Senior Vice President and
                                                Chief Financial Officer

                                       TRANS-LUX DISPLAY CORPORATION


                                       By  /s/ Victor Liss
                                         --------------------------------------
                                         Victor Liss
                                         Title: President

                                       By  /s/ Angela  Toppi
                                         --------------------------------------
                                         Angela Toppi
                                         Title: Senior Vice President and
                                                Chief Financial Officer

                                       TRANS-LUX MONTEZUMA CORPORATION


                                       By  /s/ Victor Liss
                                         --------------------------------------
                                         Victor Liss
                                         Title: President

                                       By  /s/ Angela  Toppi
                                         --------------------------------------
                                         Angela Toppi
                                         Title: Senior Vice President and
                                                Chief Financial Officer

                                       INTEGRATED SYSTEMS ENGINEERING, INC.


                                       By  /s/ Victor Liss
                                         --------------------------------------
                                         Victor Liss
                                         Title: President

                                       By  /s/ Angela  Toppi
                                         --------------------------------------
                                         Angela Toppi
                                         Title: Senior Vice President and
                                                Chief Financial Officer

                                       GUARANTORS:

                                       TRANS-LUX DISPLAY CORPORATION
                                       TRANS-LUX CANADA, LTD.
                                       TRANS-LUX COCTEAU CORPORATION
                                       TRANS-LUX COLORADO CORPORATION
                                       TRANS-LUX DURANGO CORPORATION
                                       TRANS-LUX EXPERIENCE CORPORATION
                                       TRANS-LUX HIGH FIVE CORPORATION
                                       TRANS-LUX INVESTMENT CORPORATION
                                       TRANS-LUX LOMA CORPORATION
                                       TRANS-LUX LOVELAND CORPORATION
                                       TRANS-LUX MIDWEST CORPORATION
                                       TRANS-LUX MONTEZUMA CORPORATION
                                       TRANS-LUX MULTIMEDIA CORPORATION
                                       TRANS-LUX PENNSYLVANIA CORPORATION
                                       TRANS-LUX PTY, LTD.
                                       TRANS-LUX SEAPORT CORPORATION
                                       TRANS-LUX SERVICE CORPORATION
                                       TRANS-LUX SOUTHWEST CORPORATION
                                       TRANS-LUX STORYTELLER CORPORATION
                                       TRANS-LUX SYNDICATED PROGRAMS
                                                 CORPORATION
                                       TRANS-LUX TAOS CORPORATION
                                       TRANS-LUX THEATRES CORPORATION


                                       INTEGRATED SYSTEMS ENGINEERING, INC.
                                       SAUNDERS REALTY CORPORATION


                                       By  /s/ Victor Liss
                                         --------------------------------------
                                         Victor Liss
                                         Title: President

                                       By  /s/ Angela  Toppi
                                         --------------------------------------
                                         Angela Toppi
                                         Title: Senior Vice President and
                                                Chief Financial Officer

                                       LENDER:
                                       ------

                                       FIRST UNION NATIONAL BANK

                                       By /s/ James J. McKenna
                                        ---------------------------------------
                                         James J. McKenna
                                         Title: Executive Vice President



                                  ANNEX D
                                    to
                              CREDIT AGREEMENT
                         Dated as of August 28, 1995
                FINANCIAL STATEMENTS, PROJECTIONS AND NOTICES
                ---------------------------------------------

        (a)     Promptly upon filing thereof, a copy of the Report on Form
10-Q from TLX together with a certificate of the Chief Financial Officer of the Borrowers that such financial statements contained therein and present fairly in accordance with GAAP the consolidated financial position and the consolidated results of operations and the consolidated statements of cash flow of the Borrowers as at the end of such Fiscal Quarter and for the period then ended, and that there was no Default in existence as of such time.

        (b) Promptly upon filing thereof, a copy of the Report of Form 10-K together with (i) a statement in reasonable detail showing the calculations used in determining the Applicants' compliance with the financial covenants set forth in Section 6.11, (ii) a certification of the Chief Executive Officer or Chief Financial Officer of the Applicants, in the form of "Rider 1" hereto that all such financial statements present fairly in accordance with GAAP the cash flows, the results of operations and the balance sheet of the Borrowers and their Subsidiaries as at the end of such Fiscal Year and for the period then ended and that, to their knowledge, there was no Default in existence as of such time.

        (c) As soon as practicable, but in any event within five (5) Business Days after the Borrowers become aware of the existence of any Default, or any development or other information which would have a Material Adverse Effect, telephonic or telegraphic notice specifying the nature of such Default or development or information, including the anticipated effect thereof, which notice shall be promptly confirmed in writing within five (5) days.

        (d) Upon the Lender's request, copies of all federal, state, local and foreign tax returns, information returns and reports in respect of income, franchise or other taxes on or measured by income (excluding sales, use or like taxes) filed by the Borrowers or any Subsidiary thereof.

        (e) Promptly upon the issuance thereof, copies of all reports to the Securities and Exchange Commission or any other governmental agency or any securities exchange located in the United States of America where TLX or any Subsidiary is listed, and all reports, notices or statements sent to its stockholders or to the holders of any Indebtedness or to the Trustee or any other trustee under any indenture under which the same is issued.

        (f) As soon as possible, and in any event within ten days after the Borrowers know or have reason to believe that any of the events or conditions specified below with respect to any Plan of Multiemployer Plan has occurred or exists with respect to the Borrowers or any of their Subsidiaries, a statement signed by a senior officer of the Borrowers setting forth details respecting such event or condition and the action, if any, that the Applicants, any Subsidiary thereof or any ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by the Applicants, any Subsidiary thereof or any ERISA Affiliate with respect to such event or condition):

                (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the IRC or
Section 302 of ERISA shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the IRC);

                (ii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan;

                (iii) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Applicants, any Subsidiary thereof or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

                (iv) the complete or partial withdrawal by the Applicants, any Subsidiary thereof or any ERISA Affiliate under Section 4201 or 4204 of ERISA from a Multiemployer Plan, or the receipt by the Applicants, any Subsidiary thereof or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA; and

                (v) the institution of a proceeding by a fiduciary or any Multiemployer Plan against the Applicants, any Subsidiary thereof or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days.

                (vi) Such other reports and information respecting the Applicants' business, financial condition or prospects as the Lender may, from time to time, reasonably request.



                                  Rider 1
                                  -------

        Pursuant to the terms of the Reimbursement Agreement (the "Agreement") dated as of June ___, 1999, between Trans-Lux Corporation and Integrated Systems Engineering, Inc. (the "Borrowers") and First Union National Bank, Inc.
(the "Lender"), the Borrowers certify to the Lender as follows:

                1. The consolidated financial statements delivered herewith for the period ended ____________ present fairly in accordance with GAAP the consolidated financial position, the consolidated results of operations and the consolidated statements of cash flow of such Borrower as at the end of such period.

                2. The representations, warranties and covenants of such Borrower set forth in the Agreement, or which are contained in any certificate, document or financial or other statement furnished pursuant to or in connection with the Agreement, are true and correct in all material respects on and as of the date hereof, except as set forth in the attached Exhibit "A", which contains a full and complete listing, as of the date hereof, of any changes which vary from the above-mentioned representations, warranties and covenants;

                3. Immediately prior to and immediately after the date hereof, no Event of Default, as defined in the Agreement, will have occurred and will be continuing under the Agreement or any and all related documentation, and there has occurred no event which would, if uncured or uncorrected, constitute an Event of Default with the giving of notice, passage of time or both; and

                4. There are no liquidation or dissolution proceedings pending or to its knowledge threatened against such Borrower, and no other event has occurred affecting or threatening the corporate existence of such Borrower.

                                       TRANS-LUX CORPORATION
                                       By______________________________________
                                         Name:
                                         Title:


                                       INTEGRATED SYSTEMS ENGINEERING, INC.
                                       By______________________________________
                                         Name:
                                         Title: